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                      AIM DEVELOPING MARKETS FUND: ADVISOR CLASS
                     SUPPLEMENT TO PROSPECTUS DATED JUNE 1, 1998

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO AIM DEVELOPING MARKETS FUND (THE "FUND"):

Effective June 1, 1998, Francesco Bertoni was named a Portfolio Manager for the Fund. Mr. Bertoni has been a Portfolio Manager for INVESCO (NY), Inc. (the "Sub-adviser") since June 1998 and the Investment Director of INVESCO Asset Management Ltd. (London) ("INVESCO London"), an affiliate of the Sub-adviser, since 1994. Mr. Bertoni joined INVESCO London as a Portfolio Manager in the European equity team in 1990. He moved on to the international equity team in 1993 and became responsible for Global Emerging Markets products in 1995. Cheng-Hock Lau remains the other Portfolio Manager for the Fund.

                                                                    June 5, 1998